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                                                                    EXHIBIT 99.3

                                VOTING AGREEMENT

     This VOTING AGREEMENT (this "Agreement"), dated as of October 19, 2000, is made and entered into among Berkshire Hathaway Inc., a Delaware corporation ("Investor"), SII Acquisition, Inc., a Georgia corporation ("Merger Sub") and each party listed under the heading "Stockholders" on the signature page hereof (each a "Stockholder" and collectively, the "Stockholders");

                                  WITNESSETH:

     WHEREAS, as of the date hereof, each Stockholder owns the number of shares of common stock, no par value per share ("Common Stock"), of Shaw Industries, Inc., a Georgia corporation (the "Company"), set forth opposite the Stockholder's name on Exhibit A hereto (the total number of shares of Common Stock owned by the Stockholders, and any other capital stock of the Company or any stock option for shares of capital stock of the Company that the Stockholders acquire, whether by means of purchase (including through the exercise of any stock option), dividend, distribution, or otherwise, prior to the termination of this Agreement, being collectively referred to as the "Shares");

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Investor and Merger Sub are entering into an Agreement and Plan of Merger (the "Merger Agreement") of even date herewith, which (upon the terms and subject to the conditions set forth therein) provides for, among other things, the merger of Merger Sub with and into the Company (the "Merger");

     WHEREAS, concurrently with the execution and delivery of this Agreement, Investor and Merger Sub and certain other parties are entering into a Contribution and Participation Agreement (the "Contribution Agreement"), of even date herewith, which (upon the terms and subject to the conditions set forth therein) provides for, among other things, the investment in Merger Sub by Investor and the holders of shares of Common Stock named therein of cash and shares of Common Stock in exchange for an equity interest therein;

     WHEREAS, as a condition to Investor's and Merger Sub's willingness to enter into the Merger Agreement and the Contribution Agreement, Investor and Merger Sub have requested the Stockholders to agree, and in order to induce Investor and Merger Sub to enter into the Merger Agreement and the Contribution Agreement, the Stockholders have agreed, to enter into this Agreement; and

     WHEREAS, concurrently with the execution and delivery of this Agreement, Investor is entering into a voting agreement with the Company (the "Investor Voting Agreement"), pursuant to which Investor is agreeing to vote certain shares of Common Stock which are subject to both this Agreement and the Contribution Agreement in the same proportion as the holders of all other shares of Common Stock voting on the approval of the Merger vote their shares of Common Stock on such matter.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants, and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I

                  STOCKHOLDERS' REPRESENTATIONS AND WARRANTIES

     Each Stockholder hereby represents and warrants to Merger Sub and Investor as follows:

     1.1 Due Organization and Authorization. Stockholder, if it is not a natural person, is duly organized and validly existing under the laws of the jurisdiction in which it was formed. Stockholder possesses the requisite power and authority to execute, deliver, and perform this Agreement, to appoint Warren
E. Buffett and Marc D. Hamburg (or any other designee of Investor), and each of them, as its Proxy (as defined below), and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this

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Agreement, the appointment of Warren E. Buffett and Marc D. Hamburg (or any other designee of Investor), and each of them, as Stockholder's Proxy, and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action of Stockholder. This Agreement has been duly executed and delivered by or on behalf of Stockholder and constitutes a legal, valid, and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms. There is no beneficial owner of any of the Shares or other beneficiary or holder of any other interest in any of the Shares whose consent is required for the execution and delivery of this Agreement by Stockholder or for the consummation by Stockholder of the transactions contemplated hereby.

     1.2 No Conflicts; Required Filings and Consents. (a) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, (i) conflict with or violate the trust agreement or other governing instrument of Stockholder if it is not a natural person, (ii) conflict with or violate any law applicable to Stockholder or by which Stockholder or any of Stockholder's assets is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, acceleration, or cancellation of, or result in the creation of a lien or encumbrance on any assets of Stockholder, including, without limitation, the Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of Stockholder's assets is bound or affected.

          (b) The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, other than (i) filings under the HSR Act and any similar foreign requirements, and (ii) any necessary filing under the Securities Exchange Act of 1934, as amended.

     1.3 Title to Shares. Except as set forth on Schedule 1.3 hereto, Stockholder is the sole owner of the shares of Common Stock set forth opposite Stockholder's name on Exhibit A hereto, free and clear of any pledge, lien, security interest, mortgage, claim, proxy, voting restriction or other voting trust, agreement, understanding, or arrangement of any kind, right of first refusal or other limitation on disposition, adverse claim of ownership, or other encumbrance of any kind, other than restrictions imposed by securities laws or pursuant to this Agreement, the Merger Agreement or, if Stockholder is a party thereto, the Contribution Agreement and the Custody Agreement (as such term is defined in the Contribution Agreement).

     1.4 Information for Proxy Statement. None of the information relating to Stockholder and its affiliates supplied or to be supplied by or on behalf of Stockholder or its affiliates for inclusion or incorporation by reference in the Proxy Statement or in any other document filed with any other Governmental Entity in connection with the transactions contemplated by this Agreement or the Merger Agreement at the respective times filed with the SEC or such other Governmental Entity and first published, sent or given to stockholders of the Company and, in addition, in the case of the Proxy Statement, at the date it or any amendment or supplement is mailed to the Company's stockholders and at the time of the Company Stockholders Meeting, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                                   ARTICLE II

                            STOCKHOLDERS' COVENANTS

     Each Stockholder hereby covenants to Merger Sub and Investor as follows:

     2.1 Voting of Shares. Stockholder hereby agrees that from the date hereof until the termination of the Agreement pursuant to Section 3.2 (the "Term"), at any meeting of the stockholders of the Company however called and in any action by written consent of the stockholders of the Company, Stockholder shall vote its Shares (i) in favor of the Merger and the Merger Agreement, as it may be amended from time to time, (ii) against any Takeover Proposal and against any proposal for action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company


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under the Merger Agreement or which is reasonably likely to result in any of the
Company's obligations under the Merger Agreement not being fulfilled, any change in the directors of the Company (except as contemplated by the Merger
Agreement), any change in the present capitalization of the Company or any amendment to the Company's corporate structure or business, or any other action which could reasonably be expected to impede, interfere with, delay, postpone or adversely affect the transactions contemplated by this Agreement or the Merger Agreement or the likelihood of such transactions being consummated and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement which is considered at any such meeting of shareholders or in such consent, and in connection therewith to execute any documents which are necessary or appropriate in order to effectuate the foregoing, including the ability for Investor or its nominee(s) to vote the Shares directly.

     2.2 Proxy. Stockholder hereby revokes all prior proxies or powers of attorney with respect to any of its Shares. Stockholder hereby constitutes and appoints Warren E. Buffett, Chairman and Chief Executive Officer of Investor, and Marc D. Hamburg, Chief Financial Officer of Investor, in their respective capacities as officers of Investor, and any individual who shall succeed to any such office of Investor, and any other designee of Investor, and each of them, with full power of substitution and resubstitution at any time during the Term, as its true and lawful attorney and proxy ("Proxy"), for and in its name, place, and stead, to demand that the Secretary of the Company call a special meeting of the stockholders of the Company for the purpose of considering any matter referred to in Section 2.1 and to vote each Share held by Stockholder as its Proxy in respect of any such matter, at every annual, special, adjourned, or postponed meeting of the stockholders of the Company, including the right to sign its name (as stockholder) to any consent, certificate, or other document relating to the Company that the law of the State of Georgia might permit or require. THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM. Stockholder will take such further action and execute such other documents as may be necessary to effectuate the intent of this Section 2.2

     2.3 Restrictions on Transfer, Proxies and Non-Interference. Stockholder hereby agrees, while this Agreement is in effect, and except as contemplated hereby (including pursuant to the Contribution Agreement and the Custody Agreement, if Stockholder is a party thereto), not to (i) without Investor's prior written consent, sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares, (ii) grant any proxies, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares, or (iii) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder's obligations under this Agreement. Stockholder further agrees that it (a) will tender to the Company, within ten business days of the date of this Agreement, all certificates representing such Stockholder's Shares (other than any certificates which have been delivered to, and held by, the custodian pursuant to the Custody Agreement) for the Company to inscribe thereupon the following legend: "The shares of Common Stock, no par value per share, of Shaw Industries, Inc. (the "Company") represented by this certificate are subject to a Voting Agreement dated as of October 19, 2000, and may not be sold or otherwise transferred, except in accordance therewith. A copy of such Voting Agreement is available for inspection at the principal executive office of the Company", and (b) will, within ten business days of the date of this Agreement, no longer hold any Shares, whether certificated or uncertificated, in "street name" or in the name of any nominee.

     2.4 Disclosure. Stockholder hereby authorizes the Company and Merger Sub to publish and disclose in the Proxy Statement (including all documents and schedules filed with the SEC), its identity, its ownership of Common Stock, and the nature of its commitments, arrangements, and understandings under this Agreement.

     2.5 No Solicitation. Stockholder covenants and agrees that, during the Term, it shall not, nor shall it authorize or permit any of its representatives or agents to, directly or indirectly, solicit, initiate, knowingly encourage, or take any other action designed to facilitate, any inquiries or the making of any proposal from any person (other than from Merger Sub or Investor) relating to
(i) any acquisition of any Shares or (ii) any transaction that constitutes a Takeover Proposal. Stockholder further covenants and agrees that, during the Term, it shall not (and shall not permit its representatives or agents to) participate in any discussions or

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negotiations (except with Merger Sub or Investor) regarding, or furnish to any person (other than Merger Sub or Investor) any information with respect to, or otherwise cooperate in any way with, or assist or participate in or facilitate or encourage, any effort or attempt by any person (other than Merger Sub or Investor) to make, any transaction that may constitute a Takeover Proposal. Stockholder immediately shall cease and cause to be terminated all existing discussions or negotiations of Stockholder and its representatives or agents with any person (other than Merger Sub or Investor) with respect to any of the foregoing. Stockholder shall notify Merger Sub and Investor promptly of any such proposal or offer, or any inquiry or contact with any person with respect thereto, of which it becomes aware and shall, in any such notice to Merger Sub and Investor, indicate in reasonable detail the identity of the person making such proposal, offer, inquiry, or contact and the material terms and conditions of such proposal, offer, inquiry, or contact. Notwithstanding any provision of this Section to the contrary, if Stockholder is a member of the Board of Directors of the Company, Stockholder may, and if any agent or representative of Stockholder is a member of the Board of Directors of the Company, such member of the Board of Directors of the Company may, in his or her capacity as such a director, take such actions, if any, as are permitted by Section 7.4 of the Merger Agreement.

                                  ARTICLE III

                                 MISCELLANEOUS

     3.1 Definitions. Terms used but not otherwise defined in this Agreement, have the meanings assigned to such terms in the Merger Agreement.

     3.2 Termination. This Agreement shall terminate and be of no further force and effect (i) by the written mutual consent of the parties hereto or (ii) automatically and without any required action of the parties hereto upon the earlier to occur of (A) the Effective Time or (B) the termination of the Merger Agreement in accordance with Article 8 thereof. The termination of this Agreement shall not relieve any party hereto from any liability for any breach of this Agreement prior to termination.

     3.3 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

     3.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon hand delivery, (ii) upon confirmation of receipt of facsimile transmission, (iii) upon confirmed delivery by a standard overnight courier, or (iv) after five (5) business days if sent by registered or certified mail, postage prepaid, return receipt requested, to the following address or to such other address that a party hereto might later specify by like notice:

        (a) If to Merger Sub or Investor, to:

           Berkshire Hathaway Inc.
           1440 Kiewit Plaza
           Omaha, Nebraska 68131
           Attn: Warren E. Buffett
           Facsimile No.: (402) 346-3375

           with copies to:

           Munger, Tolles & Olson LLP
           355 South Grand Avenue
           Los Angeles, California 90071
           Attn: Robert E. Denham
           Facsimile No.: (213) 687-3702

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        (b) If to the Stockholders, to:

           Shaw Industries, Inc.
           616 East Walnut Avenue
           Dalton, Georgia 30720
           Attn: Robert E. Shaw
           Facsimile No.: (706) 275-1985

           with copies to:

           Powell, Goldstein, Frazer & Murphy LLP
           Sixteenth Floor
           191 Peachtree Street, N.E.
           Atlanta, Georgia 30303
           Attn: G. William Speer
           Facsimile No.: (404) 572-6999

     3.5 Severability. In the event that any provision in this Agreement is held invalid, illegal, or unenforceable in a jurisdiction, such provision shall be modified or deleted as to the jurisdiction involved but only to the extent necessary to render the same valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality, or enforceability of such provision be affected thereby in any other jurisdiction.

     3.6 Entire Agreement. This Agreement (along with all Exhibits and Schedules hereto), the Merger Agreement, the Investor Voting Agreement and, if a Stockholder is a party thereto, the Contribution Agreement and the Custody Agreement, as each of the Merger Agreement, the Investor Voting Agreement and, if applicable, the Contribution Agreement and the Custody Agreement, may be amended from time to time, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect thereto.

     3.7 Assignment. No party may assign or delegate this Agreement or any right, interest, or obligation hereunder, provided that Merger Sub or Investor, in its sole discretion, may assign or delegate its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of such entity.

     3.8 No Third-Party Beneficiaries. This Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by only the parties hereto, their respective successors, and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any person, other than the parties hereto, their respective successors, and permitted assigns, any rights, remedies, obligations, or liabilities of any nature whatsoever.

     3.9 Waiver of Appraisal Rights. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger.

     3.10 Further Assurance. Each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

     3.11 Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Agreement.

     3.12 No Waiver. The failure of any party hereto to exercise any right, power, or remedy provided under this Agreement or otherwise available at law or in equity, the failure of any party hereto to insist upon compliance by any other party hereto with its obligations hereunder, or the existence of any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power, or remedy or to demand such compliance.

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     3.13 Specific Performance.  The parties hereto acknowledge that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or otherwise breached. Accordingly, the parties agree that an aggrieved party shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law, or in equity.

     3.14 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without effect to provisions thereof relating to conflicts of law.

     3.15 Headings. The descriptive headings in this Agreement were included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     3.16 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed in a manner sufficient to bind them as of the date first written above.

                                          Berkshire Hathaway Inc.

                                          By: /s/ MARC D. HAMBURG
                                            ------------------------------------

                                          Its: Vice President
                                            ------------------------------------

                                          SII Acquisition, Inc.

                                          By: /s/ MARC D. HAMBURG
                                            ------------------------------------

                                          Its: Vice President
                                            ------------------------------------

                                          Stockholders

                                          Anita Saul Family Trust

                                          By: /s/ ANITA SAUL
                                            ------------------------------------

                                          Its: Trustee
                                            ------------------------------------

                                          By: /s/ ROBERT E. SHAW
                                            ------------------------------------
                                                      Robert E. Shaw

                                          Julian D. Saul Family Trust

                                          By: /s/ JULIAN D. SAUL
                                            ------------------------------------

                                          Its: Trustee
                                            ------------------------------------

                                          By: /s/ J. C. SHAW
                                            ------------------------------------
                                                        J. C. Shaw

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                                          Linda Saul Schejola Family Trust

                                          By: /s/ LINDA SAUL SCHEJOLA
                                            ------------------------------------

                                          Its: Trustee
                                            ------------------------------------

                                          By: /s/ JULIUS C. SHAW
                                            ------------------------------------
                                                      Julius C. Shaw

                                          By: /s/ R. JULIAN MCCAMY
                                            ------------------------------------
                                                     R. Julian McCamy

                                          By: /s/ ELEANOR SHAW MCCAMY
                                            ------------------------------------
                                                   Eleanor Shaw McCamy

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                                   EXHIBIT A

STOCKHOLDERS                                                  NUMBER OF SHARES OF COMMON STOCK
------------                                                  --------------------------------
Robert E. Shaw..............................................             6,634,348
Julian D. Saul Family Trust.................................             6,267,883
J.C. Shaw...................................................             5,370,815
Shaw Family Holdings, LLC...................................             1,054,603
Linda Saul Schejola Family Trust............................             7,699,808
Julius C. Shaw, Jr..........................................               531,030
R. Julian McCamy............................................             1,571,989
Eleanor Shaw McCamy.........................................             1,163,169